Exhibit 1.01

Sevcon, Inc.

Conflict Minerals Report

For the reporting period from January 1, 2015 to December 31, 2015

Introduction

This Conflict Minerals Report of Sevcon, Inc. has been prepared pursuant to SEC Rule 13p-1 and Form SD (the “Rule”) for the reporting period January 1, 2015 to December 31, 2015.

The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products for which the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals, which are collectively referred to in this Report as the “subject minerals,” are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten. The “Covered Countries” for the purposes of the Rule and this Report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola. As described in this Report, the Company manufactures, or contracts to manufacture, products for which those subject minerals are necessary to the functionality or production.

As a producer of electronic equipment, Sevcon uses a supply base consisting mostly of electronic component manufacturers, distributors and assemblers. Therefore, the facilities used to process the necessary subject minerals in those products, and the country of origin of those subject minerals in those products are several steps down the global electronics supply chain.

The term “conflict-free” is used in this report to denote products, parts or materials where the subject minerals and their deritivite metals are from smelters or refiners verified as complying with the Conflict-Free Sourcing Initiative’s Conflict-Free Smelter Program (the “CFSP”) or an equivalent third-party audit program.

Products

The products manufactured or contracted to be manufactured by Sevcon in calendar year 2015 were:

1.	Motor controllers for electric and hybrid vehicles
2.	On-board battery chargers for electric and hybrid vehicles
3.	DC/DC convertors for electric and hybrid vehicles
4.	Other drivetrain system components for electric and hybrid vehicles
5.	Industrial Capacitors

Sevcon Conflict Minerals Program and Due Diligence

Sevcon has:

1.	Established strong company management systems, by having:
a.	Established a policy to work towards eliminating conflict minerals from its supply chain, and has informed all suppliers of the objectives and reporting requirements. The policy is publicly available at www.sevcon.com/about-sevcon/environmental.
b.	Allocated internal management resource and responsibility for supplier chain due diligence
c.	Established a system of controls and transparency over the mineral supply chain. The details of this are described below.
d.	Strengthened company engagement with suppliers.

•	All components specified by Sevcon and consumed during calendar year 2015 have been identified and traced to the manufacturer.
•	All manufacturers have been contacted, in order to trace subject mineral sources.
•	Data has been requested using the CFSI template, to ensure compliant smelters are identified.
•	The responses have been analyzed, to confirm whether compliance has been achieved (i.e. all smelters declared, and included on the CFSI compliant smelters lists).
•	Where new supplier contracts are drafted, conflict minerals objectives and reporting requirements are being included.

e.	Made available the company Environmental Corrective and Preventive Action Procedure available for investigation of any risks relating to Conflict Minerals, with input to the EICC® GeSI program where appropriate.

2.	Identified risk in the supply chain, and assessed the adverse impact of those risks.
3.	Designed and implemented a strategy to respond to identified risks.

•	Working with the suppliers to help them fully understand Sevcon’s requirements.
•	Advising on the EICC GeSI Initiative, and the reporting requirements.
•	Contacting component manufacturers directly to improve the reporting process.
•	Advising of Sevcon’s intention to move away from non-reporting or non-compliant suppliers.
•	As a final step, terminating our relationship with non-reporting and non-compliant suppliers.

4.	Utilized the EICC GeSI reporting program to analyse the responses of its manufacturers and suppliers.
5.	Reported the results of our supply chain due diligence publicly in Form SD as well as internally to senior management.

We conducted a survey of our manufacturing partners and their component suppliers using the template developed jointly by the companies of Electronic Industry Citizenship Coalition (EICC) and The Global e-Sustainability Initiative (GeSI), known as the CFSI Reporting Template (the “Template”). The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the template contains questions about the origin of conflict minerals included in their products, as well as supplier due diligence.

Of the manufacturers within the scope of our RCOI, 49% confirmed as not supplying parts containing the subject minerals or using those minerals in their production process. Of the remaining manufacturers/suppliers, 81% responded, and 76% submitted responses in the appropriate EICC GeSI format. Of the responding suppliers, 47% were able to confirm that all of their supplying conflict minerals smelters were listed as compliant on the CFSI lists.

The due diligence methodology applied by Sevcon is based in all material aspects on the OECD “Five-Step Framework for Risk-Based Due Diligence in the Mineral Supply Chain,” including the relevant mineral specific supplements.

Our efforts to determine the mine or location of origin of the necessary conflict minerals in our products with the greatest possible specificity consisted of the due diligence measures described in this conflict minerals report. In particular, because independent third party audit programs validate whether sufficient evidence exists regarding country, mine and/or location of origin of the subject minerals that the audited smelter or refiner facilities have processed, we relied on the information made available by such programs for the smelters and refiners in our supply chain.

Determination

We were unable to ascertain the country of origin and/or chain of custody of all necessary subject minerals processed by the facilities that contributed to our products because, for this reporting period, (1) certain smelter and refiner facilities had not yet received a “conflict free” designation from an independent third party audit program, and (2) some manufacturers and their materials suppliers did not respond to our requests for country of origin or chain of custody information.

With respect to the products on which Sevcon exercised due diligence, Annex I lists the facilities which, to the extent known, processed the necessary subject minerals in our products. Annex II summarises the countries for those facilities. Annex III shows the number of smelters which are conflict free as determined by the Conflict-Free Smelter Program (CFSP), and those which are in their audit program with the aim of achieving compliance.

Our investigations have found one smelter in our supply chain from the covered countries –

Phoenix Metal Ltd. of Kigali, Rwanda, supplying tin. This company is active in the CFSI program, that is, working towards certification.

2

Continuous Improvement Strategy

In order to improve from the above initial results and to mitigate the risk that our necessary conflict minerals will benefit armed groups, Sevcon is taking the following actions:

a.	Working with the suppliers, sub-suppliers and manufacturers to engage with the smelter to enroll in the EICC GeSI Conflict Free Smelters program;
b.	Failing action a, Working with the supplier and sub-supplier to select an alternative conflict minerals supplier with supplying smelters participating in the EICC GeSI Conflict Free Smelters program;
c.	Failing action b, selecting an alternative supplier or sub-supplier who can offer conflict-free materials with supplying smelters participating in the EICC GeSI Conflict Free Smelters program.
d.	Monitoring progress towards conflict-free status, by reporting trends publicly and within Sevcon and its supplier base.

Continuous Improvement Results

The table below demonstrates the improvement in reporting and compliance achieved from 2013 to 2015 (reporting periods).

Reporting period	2013	2014	2015	Improvement From 2014
Response level	44%	74%	81%	7%
EICC GeSI format	54%	67%	76%	9%
Compliant response	0%	45%	47%	2%

3

ANNEX I

Metal	Smelter Name	Smelter Country
Gold	Advanced Chemical Company	UNITED STATES
Gold	Aida Chemical Industries Co. Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	Argor-Heraeus SA	SWITZERLAND
Gold	Asahi Pretec Corporation	JAPAN
Gold	Asahi Refining Canada Limited	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES
Gold	Asaka Riken Co Ltd	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Métaux SA	SWITZERLAND
Gold	Chimet S.p.A.	ITALY
Gold	Chugai Mining	JAPAN
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	DODUCO GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Elemetal Refining, LLC	UNITED STATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	Geib Refining Corporation	UNITED STATES
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF

4

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Company Limited	CHINA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd	JAPAN
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF
Gold	Kunshan Jinli chemical industry reagents co., inc	CHINA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L' azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Company Limited	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Materion	UNITED STATES
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	Metalor Technologies SA	SWITZERLAND
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	Metalor Technologies (Hong Kong) Ltd	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	metalúrgica Met-Mex Peñoles, S.A. De C.V	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co. Ltd	JAPAN
Gold	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN
Gold	OJSC Krastsvetmet	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	PAMP SA	SWITZERLAND
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN

5

Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Précinox SA	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold	Republic Metals Corporation	UNITED STATES
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	Saxonia Edelmetalle GmbH	GERMANY
Gold	Schone Edelmetaal	NETHERLANDS
Gold	SEMPSA Joyería Platería SA	SPAIN
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN
Gold	ANZ Banking	AUSTRALIA
Gold	Asarco	UNITED STATES
Gold	Baiyin Nonferrous Gropu Co., LTD	CHINA
Gold	Bangalore Refinery Pvt Ltd	INDIA
Gold	China Golddeal	CHINA
Gold	China National Gold Group Corporation	CHINA
Gold	Cooson Sempsa	SPAIN
Gold	Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA
Gold	Echememi Enterprise Corp.(Futures Exchange)	CHINA
Gold	Feinhütte Halsbrücke GmbH	GERMANY
Gold	Ferro Corporation	UNITED STATES
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	Guangzhou Jin Ding	CHINA
Gold	Hang Seng Technology	CHINA
Gold	Harima Smelter	JAPAN
Gold	Harmony Gold Refinery	SOUTH AFRICA
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	Heraeus Precious Metals North America	UNITED STATES
Gold	Heraeus(Zhaoyuan)Metal Materials C0.,Ltd/Heraeus Zhaoyuan(changshu)Electronic Materials Co.,Ltd.	CHINA
Gold	Hisikari Mine	JAPAN
Gold	Hon Shen Co. Ltd	TAIWAN
Gold	Inovan GmbH	GERMANY
Gold	Japan Pure Chemical	JAPAN
Gold	Jin Dong Heng	CHINA
Gold	JinBao Electronic Co.,Ltd.	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Johnson Matthey HongKong Ltd.	CHINA
Gold	Johnson Matthey Plc	UNITED KINGDOM
Gold	K.A Rasmussen as	NORWAY
Gold	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold	Kyocera	JAPAN

6

Gold	LG-Nikko	KOREA, REPUBLIC OF
Gold	LS NIKKO	CHINA
Gold	Mead Metals	UNITED STATES
Gold	Metalor SA	SWITZERLAND
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG
Gold	MK Electron	KOREA, REPUBLIC OF
Gold	Morigin Company	JAPAN
Gold	Nippon Micrometal Corporation	JAPAN
Gold	Nippon Mining & Metals	JAPAN
Gold	Public Security Bureau	CHINA
Gold	Refinary LS-Nikko Copper Inc	KOREA, REPUBLIC OF
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Sanmenxia HengSheng Science Technology R&D CO.LTD	CHINA
Gold	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold	Sewon Korea	KOREA, REPUBLIC OF
Gold	Shanghai Gold Exchange.	CHINA
Gold	Shenzhen Fujun Material Technology Co., Ltd	CHINA
Gold	Standard Bank	HONG KONG
Gold	Taizhou Changsanjiao Co.,Ltd	CHINA
Gold	Taizhou Yangtze River Delta Electronic Co.,Ltd	CHINA
Gold	The Hutti Gold Mines Company	INDIA
Gold	Timah Company	INDONESIA
Gold	United Refining	UNITED STATES
Gold	Uyemura	UNITED STATES
Gold	W.C. Heraeus GmbH	GERMANY
Gold	Wuxi Middle Treasure Materials	CHINA
Gold	Yantai Guodasafina High-tech Environmental Refinery CO., Ltd.	CHINA
Gold	Yantai Kanfort Metal Co., Ltd.	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	Yantai Zhaojinlufu	CHINA
Gold	Zhao Yun Jin Kuang	CHINA
Gold	Zhaojin Gold and Silver Refining Co.	CHINA
Gold	Zhaojin Mining Industry Co.,Ltd.	CHINA
Gold	Zhaoyuan Gold mine	CHINA
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	Ningbo Kangqiang	CHINA
Gold	Scotia Mocatta	HONG KONG
Gold	Shenzhen Tiancheng Chemical Co Ltd	CHINA
Gold	Technic Inc	UNITED STATES
Gold	Williams/ Williams Brewster	UNITED STATES
Gold	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Suzhou Xingrui Noble	CHINA
Gold	T.C.A S.p.A	ITALY
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	The Great Wall Gold and Silver Refinery of China	CHINA

7

Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	Tokuriki Honten Co., Ltd	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Tony Goetz NV	BELGIUM
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining Inc.	UNITED STATES
Gold	Valcambi SA	SWITZERLAND
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Wieland Edelmetalle GmbH	GERMANY
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES
Tantalum	Duoluoshan	CHINA
Tantalum	E.S.R. Electronics	UNITED STATES
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Kemet Blue Metals	MEXICO
Tantalum	Kemet Blue Powder	UNITED STATES
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL

8

Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	QuantumClean	UNITED STATES
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	CIF	BRAZIL
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Fujian Nanping	CHINA
Tantalum	ganzhou grand sea w & mo group co ltd	CHINA
Tantalum	Jiangxi Yichun	CHINA
Tantalum	KME Germany GmbH & Co. KG	GERMANY
Tantalum	Metal Do	JAPAN
Tantalum	NTET, Thailand	THAILAND
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemicals	JAPAN
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex Metals	UNITED STATES
Tantalum	Tranzact, Inc.	UNITED STATES
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cement Carbide	CHINA
Tin	A I M Québec	CANADA
Tin	Alpha	UNITED STATES
Tin	An Thai Minerals Company Limited	VIETNAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIETNAM
Tin	Baoshida Swissmetal	SWITZERLAND
Tin	Best Metais	BRAZIL
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	Yunnan Chengfeng	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Cooper Santa	INDONESIA
Tin	Cooper Santa	BRAZIL
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Prima Timah Utama	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dowa	JAPAN

9

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Elmet S.L.U. (Metallo Group)	SPAIN
Tin	EM Vinto	BOLIVIA
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	Gejiu Fengming Metalurgy Chemical Plant	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zi-Li	CHINA
Tin	Gold Bell Group	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Jean Goldschmidt International	BELGIUM
Tin	China Rare Metal Materials Company	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Melt Metais e Ligas S/A	BRAZIL
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metallic Resources, Inc.	UNITED STATES
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nghe Tinh Non-Ferrous Metal	VIETNAM
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	OMSA	BOLIVIA
Tin	Phoenix Metal Ltd.	RWANDA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA

10

Tin	PT Bellitin Makmur Lestari,BML	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin Investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	Resind Indústria e Comércio Ltda	BRAZIL
Tin	Rui Da Hung	TAIWAN
Tin	Samwha Non-Ferrous Metals Inc. Co., Ltd	KOREA, REPUBLIC OF
Tin	Alpha Metals Korea Ltd.	UNITED STATES
Tin	Amalgamet Inc	PERU
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Aoki Loboratories Ltd.	CHINA
Tin	Asahi Pretec	JAPAN
Tin	Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA
Tin	Atlantic Metals	UNITED STATES
Tin	Atlas Pacific	UNITED STATES
Tin	AURA-II	UNITED STATES
Tin	Aurubis Netherlands	NETHERLANDS
Tin	BALVER ZINN Josef Jost GmbH & Co.KG	GERMANY
Tin	Bangka	INDONESIA
Tin	Brinkmann Chemie AG	GERMANY
Tin	Chofu Works	JAPAN
Tin	COPPER 100	BRAZIL
Tin	CRM Synergies S.L.	SPAIN
Tin	CV Duta Putra Bangka	INDONESIA
Tin	Dae Kil	KOREA, REPUBLIC OF

11

Tin	Eximetal S.A.	ARGENTINA
Tin	Funsur	BRAZIL
Tin	Furukawa Electric	JAPAN
Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Tin	Gejiu YunXin Colored Electrolysis Ltd	CHINA
Tin	Guang Xi Hua Xi Corp	CHINA
Tin	H. Kramer & Co.	UNITED STATES
Tin	Harada Metal Industry Co., Ltd.	JAPAN
Tin	Hayes Metals	NEW ZEALAND
Tin	Hayes Metals Pty Ltd	AUSTRALIA
Tin	Heesung Metal Ltd.	KOREA, REPUBLIC OF
Tin	Heimerle + Meule GmbH	GERMANY
Tin	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin	Heraeus Materials Technology GmbH&Co.KG	GERMANY
Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Heraeus Technology Center	HONG KONG
Tin	Heraus	FRANCE
Tin	Hitachi Cable	JAPAN
Tin	Hua Eng Wire &Cable Co.,Ltd	TAIWAN
Tin	Huanggang City Tongding Metallic Material Co.Ltd	CHINA
Tin	Huaxi Guangxi Group	CHINA
Tin	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	IBF Ind Brasileira De Ferroligas Ltda	BRAZIL
Tin	Impag AG	SWITZERLAND
Tin	Imperial Zinc	UNITED STATES
Tin	Indonesian State Tin Corporation,	INDONESIA
Tin	Ing.Josef Kořínek	CZECH REPUBLIC
Tin	Ishihara Chemical Co. Ltd.	JAPAN
Tin	Ju Tai Industrial Co.,Ltd.	CHINA
Tin	Karas Plating Ltd	UNITED KINGDOM
Tin	Ketabang	UNITED KINGDOM
Tin	Kiesow Dr. Brinkmann	GERMANY
Tin	Kihong T & G	INDONESIA
Tin	KME Germany	GERMANY
Tin	Koepp Schaum GmbH	GERMANY
Tin	Koki Japan	JAPAN
Tin	Koki Products Co.,Ltd	THAILAND
Tin	Kovohutě Příbram Nástupnická, A.S.	CZECH REPUBLIC
Tin	Kupol	RUSSIAN FEDERATION
Tin	Lingbao Jinyuan Tonghui	CHINA
Tin	M&R Claushuis BV	NETHERLANDS
Tin	MacDermid	UNITED STATES
Tin	Materials Eco-Refining CO.,LTD	JAPAN
Tin	Medeko Cast S.R.O.	SLOVAKIA (Slovak Republic)
Tin	Mentok Smelter	INDONESIA
Tin	Metallum Metal Trading AG	SWITZERLAND
Tin	Minchai Metal Indust	TAIWAN
Tin	Mineral-Metal s.r.o.	CZECH REPUBLIC
Tin	Mits-Tec (Shanghai) Co. Ltd.	CHINA

12

Tin	Mitsubishi Electric Metecs Co., Ltd.	JAPAN
Tin	Monette	GERMANY
Tin	Multiple Xin precision metal electroplating factory	CHINA
Tin	Nathan Trotter & Co INC.	PERU
Tin	Nathan Trotter & Co., Inc.	UNITED STATES
Tin	Neuhaus	GERMANY
Tin	Nihon Kagaku Sangyo Co., Ltd.	JAPAN
Tin	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin	Nippon Filler Metals Ltd	JAPAN
Tin	Norteña de Metales, SA	SPAIN
Tin	Paranapanema S/A	BRAZIL
Tin	PBT	FRANCE
Tin	PL Timah Tbk	INDONESIA
Tin	Poongsan Corporation	KOREA, REPUBLIC OF
Tin	Prifer Com de Sucata	BRAZIL
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Hanjaya Perkasa Metals	INDONESIA
Tin	PT Singkep Times Utama	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT.Citralogam	INDONESIA
Tin	Pure Technology	RUSSIAN FEDERATION
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	Redsun	TAIWAN
Tin	Rohm and Haas	GERMANY
Tin	RST	GERMANY
Tin	S Company	THAILAND
Tin	San-Etsu Metals	JAPAN
Tin	Senju Metal Industry Co. (SMIC)	JAPAN
Tin	Sevotrans	GERMANY
Tin	SGS Bolivia S.A.	BOLIVIA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	Shanghai Hubao Coppe	CHINA
Tin	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Tin	Shenmao Technology Inc.	TAIWAN
Tin	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Sizer Metals Pte Ltd	SINGAPORE
Tin	Smic Senju Malaysia	MALAYSIA
Tin	Solar Applied materials	TAIWAN
Tin	Sorimetal	FRANCE
Tin	Swissmetal	SWITZERLAND
Tin	Swopes Salvage	UNITED STATES
Tin	Taiwan Total Co. Ltd.	TAIWAN
Tin	Tamura	JAPAN
Tin	TDK	JAPAN
Tin	Technic	UNITED STATES
Tin	Termomecanica	BRAZIL
Tin	Thai Solder Industry Corp.,Ltd.	THAILAND
Tin	Tianshui Longbo Business &Trade Co.,Ltd.	CHINA
Tin	Timha	INDONESIA

13

Tin	Todini And Co Spa	ITALY
Tin	Tong Ding Metal Materials Co., Ltd.	CHINA
Tin	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE
Tin	Uni Bros Metal Pte Ltd	SINGAPORE
Tin	Univertical Corp	UNITED STATES
Tin	Vitkovicke Slevarny	CZECH REPUBLIC
Tin	Well-Lin Enterprise Co Ltd	TAIWAN
Tin	Westmetall GmbH & Co.KG	GERMANY
Tin	Wieland Metals	UNITED STATES
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	XiHai	CHINA
Tin	Xin Wang Copper Smelter	CHINA
Tin	Xinmao Tin Corp ., Ltd	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yunnan Metallurgical Group Co.,Ltd	CHINA
Tin	YunXi	CHINA
Tin	Yutinic Resources	UNITED STATES
Tin	Zhuzhou Smelter Group Co., Ltd	CHINA
Tin	MCP Metal Specialist Inc.	UNITED KINGDOM
Tin	Traxys	FRANCE
Tin	WC Heraeus Hanau	GERMANY
Tin	Westfalenzinn	GERMANY
Tin	Wilhelm Westmetall	GERMANY
Tin	Soft Metais Ltda	BRAZIL
Tin	Taicang Nanancang Metal Material Co., LTd	CHINA
Tin	Thaisarco	THAILAND
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	VQB Mineral and Trading Group JSC	VIETNAM
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Yunnan Tin Company Limited	CHINA
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIETNAM
Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY

14

Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	HC Starck GmbH	GERMANY
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES
Tungsten	Kennametal Huntsville	UNITED STATES
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Niagara Refining LLC	UNITED STATES
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM
Tungsten	Philippine Chuangin Industrial Co., Inc.	PHILIPPINES
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM
Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Air Products	UNITED STATES
Tungsten	AVX Corporation	UNITED STATES
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	Buffalo Tungsten	CHINA
Tungsten	ChangChun up-optech	CHINA
Tungsten	CWB Materials	UNITED STATES
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Sinda W&Mo Co.,Ltd	CHINA
Tungsten	Hitachi Ltd.	JAPAN
Tungsten	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA
Tungsten	IES Technical Sales	UNITED STATES
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiujiang Tanbre	CHINA
Tungsten	JX Nippon mining & metals corporation	JAPAN
Tungsten	Kanto Denka Kogyo Co., Ltd.	CHINA
Tungsten	Kyocera	JAPAN
Tungsten	Materion	UNITED STATES
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Mitsubishi Materials	JAPAN
Tungsten	NingHua XingLuoKeng TungSten Mining Co.,Ltd	CHINA
Tungsten	North American Tungsten	CANADA
Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA

15

Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten	Sumitomo Metal Mining Co., Ltd	JAPAN
Tungsten	Sylham	UNITED STATES
Tungsten	TaeguTec	KOREA, REPUBLIC OF
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	Voss Metals Company, Inc.	UNITED STATES
Tungsten	Wort Wayne Wire Die	UNITED STATES
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd.	CHINA
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten Co., Ltd	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA

16

ANNEX II

Countries of origin of the subject minerals these facilities process are believed to include:

Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Canada, Chile, China, Czech Republic, Estonia, Ethiopia, France, Germany, Hong Kong, India, Indonesia, Italy, Japan, Kazakhstan, Korea (Republic of), Kyrgyzstan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Russian Federation, Rwanda, Saudi Arabia, Singapore, Slovakia, South Africa, Spain, Sudan, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emriates, United Kingdom, United States Of America, Uzbekistan, Vietnam, Zimbabwe

ANNEX III

Subject Mineral	Tin	Tantalum	Tungsten	Gold
Number of smelters identified by Sevcon	252	60	90	212
Number of compliant smelters in CFSI Program	59	46	31	106
Additional smelters active in CFSI audit program	19	2	12	15

(CFSI data at April 29th, 2016)

17